UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 18, 2025

(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I.	0-25248	98-0619652
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

Regatta Office Park

Windward Three, 4th Floor

West Bay Road, P.O. Box 1114

Grand Cayman, KY1-1102

Cayman Islands

(Address of Principal Executive Offices)

(345) 945-4277

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.60 par value	CWCO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

Previously Disclosed Background

Consolidated Water Co. Ltd. (the “Company”) sells water through its through its wholly-owned subsidiary, Cayman Water Company Limited (“Cayman Water”), under a license issued in July 1990 by the Cayman Islands government (the “1990 License”) that granted Cayman Water the exclusive right to provide potable water to customers within its licensed service area. Although the most recent express extension of the 1990 License expired on January 31, 2018, the Company has continued to supply water under the terms of the 1990 License, providing water services to the level and quality specified in the 1990 License and in accordance with its understanding of its legal obligations, treating those obligations set forth in the 1990 License as operative notwithstanding the expiration of the express extension. Under the 1990 License, Cayman Water has the exclusive right to produce potable water and distribute it by pipeline to its licensed service area, which consists of two of the three most populated areas of Grand Cayman Island: Seven Mile Beach and West Bay.  The Company continues to pay the Cayman Islands government the royalty of 7.5% of the revenue that Cayman Water collects as required under the 1990 License.

In 2016, the Cayman Islands government passed legislation creating a new utilities regulation and competition office (“OfReg”), which is an independent and accountable regulatory body charged with protecting the rights of consumers, encouraging affordable utility services and promoting competition. Supplemental legislation passed in April 2017 transferred responsibility for the economic regulation of the water utility sector, and therefore the negotiations with the Company for a new retail license to, OfReg. Further legislation in 2018 changed the legal framework under which water production and supply concessions are granted by the Cayman Islands government and the legal framework under which the related utility licenses, which specify the operational provisions of such concessions, are issued by OfReg.

The Company began negotiations with OfReg in 2017 and such negotiations have been ongoing.  During negotiations, both OfReg and its predecessor in the negotiations informed the Company that they seek to restructure the terms of the license in a manner that could significantly reduce the operating income and cash flows the Company has historically generated from the 1990 License.  The Company is unable to determine what impact the resolution of the license negotiations will have on its consolidated financial condition or results of operations but such resolution could result in a material reduction (or the loss) of the operating income and cash flows the Company has historically generated from Cayman Water’s retail operations and could require the Company to record impairment losses to reduce the carrying values of its retail segment assets. Such impairment losses could have a material adverse impact on the Company’s consolidated financial condition and results of operations.

Current Disclosure

On February 18, 2025, the Cabinet of the Cayman Islands issued a new water production and supply concession to Cayman Water which granted Cayman Water the exclusive right to continue producing and supplying potable water within its service area in Grand Cayman, Cayman Islands, and pursuant to which the parties agreed to honor the terms of the 1990 License, including the royalty rate of 7.5% through the effective date of a new license to be granted to Cayman Water by OfReg (the “Grant of Concession”).  The Grant of Concession may be terminated if Cayman Water fails to pay the royalty within 30 days of becoming due or otherwise breaches any terms of the Grant of Concession.

The description of the Grant of Concession presented above does not purport to be complete and is qualified in its entirety by reference to the Grant of Concession which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). These statements express the Company’s current expectation of future events or its future performance and do not relate directly to historical or current events. As such, the Company’s future actions and related results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this Current Report, possibly to a material degree. The Company can offer no assurance that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term goals will be realized. All forward-looking statements included in this Current Report speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. The Company can offer no assurance that a new license will be granted to Cayman Water by OfReg or if such license is granted that it will be on terms acceptable or favorable to Cayman Water.

Item 7.01	Regulation FD Disclosure.

On February 24, 2025, the Company issued a press release announcing the transaction described in Item 1.01, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in those filings.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
10.1	Grant of Concession dated February 18, 2025 Minister of Planning, Agriculture, Housing, Infrastructure, Transport & Development of the Cayman Islands in favor of Cayman Water Company Limited.
99.1	Press Release dated February 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

	By:	/s/ David W. Sasnett
	Name:	David W. Sasnett
	Title:	Executive Vice President & Chief Financial Officer

Date: February 24, 2025

4